UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2016

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South - Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 12, 2016, Wynn Resorts (Macau) S.A., an indirect subsidiary of Wynn Resorts, Limited (the “Company”), received notification from the Gaming Inspection and Coordination Bureau of Macau (“DICJ”) that Wynn Palace was approved to commence operations on August 22, 2016. DICJ authorized 100 new table games for operation at Wynn Palace effective August 22, 2016, with 25 new table games authorized for operation on January 1, 2017 and 25 new table games for operation on January 1, 2018 for a total of 150 new table games in the aggregate. DICJ also approved 1,145 slot machines for operation at Wynn Palace effective August 22, 2016. In addition, DICJ approved the transfer of 250 table games from Wynn Macau to Wynn Palace. We plan to transfer approximately 250 tables from Wynn Macau to Wynn Palace, bringing total table games at Wynn Palace to approximately 350 and total table games at Wynn Macau to approximately 270.

Forward-Looking Statements

This release contains forward-looking statements regarding operating trends and future results of operations. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those we express in these forward-looking statements, including, but not limited to, our dependence on existing management, results of regulatory or enforcement actions and probity investigations, pending or future legal proceedings, uncertainties over the development and success of new gaming and resort properties, adverse tourism trends, general global macroeconomic conditions, changes in gaming laws or regulations, volatility and weakness in world-wide credit and financial markets, and our substantial indebtedness and leverage. Additional information concerning potential factors that could affect the Company’s financial results is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and the Company’s other periodic reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: August 15, 2016	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel